EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Far Peak Acquisition Corporation (the “Company”) on Form 10-K for the year ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David W. Bonanno, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2022	/s/ David W. Bonanno
	Name:	David W. Bonanno
	Title:	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)